                                                                       EX. 99.21

                                                 FREE WRITING PROSPECTUS FOR
                                                        OWNIT, SERIES 2006-1

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                               ABS NEW TRANSACTION
                        FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-1



              CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                    SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER




                                JANUARY 10, 2006


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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES
SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.              1

                                               FREE WRITING PROSPECTUS FOR
                                                      OWNIT, SERIES 2006-1

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                                IMPORTANT NOTICES
The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

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RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS.

DEAL NAME: OWNIT 2006-1             SUBPRIME
WE WOULD LIKE TO SEE THE FOLLOWING DATA ON THE AGGREGATE COLLATERAL AND ON ALL
OF THE GROUPS IN THE DEAL.

                                    AGGREGATE
                                    POOL             GROUP: 1       GROUP: 2     GROUP: 1-IO     GROUP: 2-IO

           gross WAC (%)                  6.605          6.785          6.485         6.537          6.349
            wtd avg FICO                 667.67         651.73         678.31        657.40         681.06
           FICO < 500 (%)                     -              -              -             -              -
           FICO < 550 (%)                  0.79           1.25           0.48          0.64           0.31
           FICO < 600 (%)                  8.18          12.92           5.02          8.59           3.60
          FICO 600-650 (%)                29.95          38.90          23.97         39.05          23.45

      % Uninsured w/ LTV > 80%             9.42          15.77           5.18         12.49           2.85
            LTV = 80 (%)                  50.72          38.55          58.84         44.13          62.07

  WITHOUT SILENT/SIMULTANEOUS 2NDS
          wtd avg CLTV (%)                78.25          77.25          78.92         77.76          78.65
           CLTV > 80 (%)                   9.42          15.77           5.18         12.49           2.85
          CLTV 95 -100 (%)                 2.11           2.89           1.59          0.68           0.07

 silent/simultaneous 2nd liens (%)        74.46          55.93          86.83         65.86          90.70

   WITH SILENT/SIMULTANEOUS 2NDS
            wtd Avg CLTV                  93.58          88.58          96.91         91.10          97.46
          CLTV 90 - 95 (%)                 4.89           5.94           4.19          6.14           4.29
         CLTV 95 - 100 (%)                70.04          52.66          81.65         59.60          83.80

            Full Doc (%)                  81.09          89.43          75.52         91.05          75.96
           Stated Doc (%)                 18.91          10.57          24.48          8.95          24.04
    No Doc /No Ratio / NINA (%)               -              -              -             -              -
             purch (%)                    72.60          44.79          91.16         50.23          91.95
            CO refi (%)                   24.58          49.84           7.71         45.76           7.25
            Own Occ (%)                   97.78          95.27          99.45         94.81          99.71
            Investor (%)                   1.76           3.83           0.38          4.08           0.29
         Prepay Penalty (%)               94.85          93.12          96.01         95.84          96.78
          wtd avg DTI (%)                 43.76          43.29          44.08         44.66          44.68
             DTI < 40%                    26.05          29.69          23.62         23.10          20.82
            DTI 40 - 45%                  17.69          18.44          17.20         18.70          16.89
            DTI 45 - 50%                  29.68          23.80          33.60         23.37          35.64
            DTI 50 - 55%                  23.23          24.34          22.49         30.26          23.80
             DTI > 55%                     3.35           3.74           3.09          4.56           2.86
         ARM ? (% of total)               88.58          81.00          93.64         93.72          98.59
         2/28 (% of total)                71.43          59.98          79.07         71.69          86.79
         3/27 (% of total)                11.54          14.41           9.62         14.39           7.29
         5/25 (% of total)                 4.59           5.34           4.08          6.32           3.74
            1st Lien (%)                  98.29          98.02          98.46        100.00         100.00
          Avg Loan Balance           228,258.95     166,532.53     303,329.30    192,794.23     343,051.47
             # of Loans                3,178.00       1,744.00       1,434.00        929.00       1,043.00
        Loan Bal < $100k (%)               3.46           6.75           1.26          2.81           0.09
        Mtg Rates > 12% (%)                   -              -              -             -              -
         Manuf Housing (%)                    -              -              -             -              -
         largest state (%)           CA(59.03%)     CA(33.85%)     CA(75.84%)    CA(39.87%)     CA(82.91%)
            IO loans (%)                  74.01          61.67          82.26        100.00         100.00
            10yr IO (%)                    2.21           3.77           1.16          6.11           1.41
             5yr IO (%)                   71.71          57.90          80.93         93.89          98.39
            2 yr IO (%)                    0.04              -           0.06             -           0.08
              IO: FICO                   673.17         657.40         681.06        657.40         681.06
             IO LTV (%)                   78.35          77.76          78.65         77.76          78.65
             IO DTI (%)                   44.67          44.66          44.68         44.66          44.68
          IO full doc (%)                 80.99          91.05          75.96         91.05          75.96
           IO: purch (%)                  78.03          50.23          91.95         50.23          91.95

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LOAN TYPE                       TEASER                                         AVG.       INITIAL   % OF POOL
                                PERIOD      IO TERM    LOAN TERM   GROSS      BALANCE     RATE
                                (MTHS)      (MTHS)                 MARGIN     ($)        (ANNUAL %)

PLEASE MAKE APPROPRIATE ADDITIONS TO INCLUDE RELEVANT ARM AND/OR IO LOAN TYPES
IN THE DEAL, AND COMPLETE THE FIELDS LISTED BELOW

2/28 LIBOR Loans                       24.01         0       360       5.96   $177,164     6.95%     10.9%
2/28 LIBOR Loans - IO                     24        60       360       5.46   $283,555     6.40%     60.5%
3/27 LIBOR Loans                          36         0       360       5.89   $147,614     6.91%      1.9%
3/27 LIBOR Loans (40 Year
Amortization)                          36.11         0       360       6.17   $236,948     7.19%      0.7%
3/27 LIBOR Loans (45 Year
Amortization)                             36         0       360       6.11   $208,787     7.10%      1.8%
3/27 LIBOR Loans- IO                      36        60       360       5.36   $229,550     6.32%      7.2%
4/26 LIBOR Loans                          48         0       360       5.02   $270,500     6.02%      0.2%
4/26 LIBOR Loans - IO                     48        60       360       5.42   $203,700     6.39%      0.7%
5/25 LIBOR Loans                          60         0       360       5.19   $215,555     6.15%      1.0%
5/25 LIBOR Loans (40 Year
Amortization)                             60         0       360       5.50   $293,185     6.50%      0.1%
5/25 LIBOR Loans (45 Year
Amortization)                             60         0       360       5.99   $158,958     6.99%      0.0%
5/25 LIBOR Loans - IO                     60        60       360       5.49   $244,404     6.41%      3.4%
6/23 LIBOR Loans (45 Year
Amortization)                             84         0       360       6.99   $244,717     7.99%      0.1%
B15/30                                     0         0       180       0.00    $47,703    10.13%      0.4%
B30/40                                     0         0       360       0.00   $215,922     7.28%      0.3%
B30/45                                     0         0       360       0.00   $182,690     7.66%      0.4%
15 Year Fixed Loans                        0         0       180       0.00   $106,475     7.00%      0.1%
20 Year Fixed Loans                        0         0       240       0.00    $81,988     7.05%      0.0%
30 Year Fixed Loans                        0         0       360       0.00   $132,216     7.50%      7.9%
30 Year Fixed Loans - IO                   0       119       360       0.00   $226,516     6.95%      2.3%

Any information regarding disposable income would also be appreciated. Thanks very much.

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